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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 20, 2001
                                                       --------------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                    1-4174                73-0569878
      --------                ---------------      -------------------
    (State or other             (Commission          (I.R.S. Employer
    jurisdiction of            File Number)         Identification No.)
    incorporation)



   One Williams Center, Tulsa, Oklahoma                        74172
   ------------------------------------                        ------
 (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.    Other Events.

         On September 20, 2001, the board of directors of The Williams Companies, Inc. ("Williams") named Steven J. Malcolm as President and Chief Operating Officer of Williams and elected him to the board. Keith E. Bailey resigned on such date as President, but remains as Williams' Chairman of the Board and Chief Executive Officer.

Item 7.    Financial Statements and Exhibits.

         Williams files the following exhibit as part of this report:

         Exhibit 99.1 Copy of Williams' press release dated September 20, 2001, publicly announcing the matters reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE WILLIAMS COMPANIES, INC.


Date: September 25, 2001           /s/ Suzanne H. Costin
                                 ---------------------------------------
                                 Name:    Suzanne H. Costin
                                 Title:   Corporate Secretary


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                               INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                           DESCRIPTION
   -------                          -----------
    99.1      Copy of Williams' press release dated September 20, 2001, publicly announcing the matters reported herein.